UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                 ______________

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               OCTOBER 9, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          NEVADA                       000-52782                90-0335743
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


          20333 STATE HIGHWAY 249, SUITE 200
                    HOUSTON, TEXAS                              77070
       ________________________________________               __________
       (Address of principal executive offices)               (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on October 9, 2009, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company") accepted the resignations of Ernest Sorochan and Robert Fedun. Therefore, as of the date of this Current Report, the Company's Board of Directors is comprised of the following individuals: Michael
J. Newport, Simeon King Horton, Angelo Viard, Charles A. Morrison, J.Jack Cox, William Thomas and Mark Witt.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAINLAND RESOURCES, INC.

DATE:  OCTOBER 12, 2009.                /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: MICHAEL J. NEWPORT
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER